SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)   February 1, 2001
                                                   ----------------




                                 FOOTSTAR, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                       1-11681              22-3439443
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(State or Other Jurisdiction            (Commission        (I.R.S. Employer
  of Incorporation)                     File Number)        Identification No.)




933 MacArthur Boulevard, Mahwah, New Jersey                     07430
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(Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code     (201) 934-2000
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.    Regulation FD Disclosure.


Webcast of Earnings Call.


         On Tuesday, February 6, 2001, Footstar, Inc. ("Footstar") will webcast its fourth quarter and fiscal year 2000 earnings call at 11:00 a.m. local time. All persons interested in accessing the webcast may do so via the website www.vcall.com. Following the earnings call, the webcast will be archived on this website until Tuesday, February 20, 2001 at 5:00 p.m. local time.


Company's Website.


         Footstar maintains a corporate website at www.footstar.com. Footstar plans to post significant corporate information on its website (or other websites referenced by Footstar from time to time), including, but not limited to, notices of scheduled conference calls or notices of recorded messages or information concerning sales or earnings results, and notices of webcasts or otherwise recorded presentations or meetings concerning Footstar's operations, financial results or other events from time to time. Each notice will provide investors with the time and date of the event as well as instructions on the access procedure.


         Footstar believes that its website (or other websites referenced by Footstar from time to time ) is an efficient and expeditious way to communicate with investors. Accordingly, Footstar intends to utilize its website (or other websites referenced by Footstar from time to time) as part of its investor communication practices in response to Regulation FD. This Form 8-K is intended to be formal notice that investors should access the Footstar website (or other websites referenced by Footstar from time to time) for information concerning Footstar and its operations, financial results and other events and information including from time to time certain information concerning financial outlook and financial objectives. Investors should also access Footstar's website (or other websites referenced by Footstar from time to time) for information concerning dates and times of scheduled conference calls and notices of recorded messages on sales and earnings, as well as notices of investor conferences which are to be webcast.


         All investors should be aware that posted or archived information on Footstar's website (or other websites referenced by Footstar from time to time) is not intended to, and does not, constitute a determination by Footstar that the information is in fact material.


         In addition, the posting or archiving of information on Footstar's website (or other websites referenced by Footstar from time to time) represents only what was Footstar's belief or outlook as of the date such information was originally issued or originally communicated by Footstar and such information may no longer be accurate or complete following such date. The continued posting and archiving of such information on Footstar's website (or other websites referenced by Footstar from time to time) is not a representation that such information continues to be accurate or complete and such information has not been updated.


Note on Forward-Looking Statements


         The referenced call, recorded message, investor conference (or presentation materials) or other event may include forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The statements may be identified by such forward-looking terminology as "expect," "look," "believe," "may," "will," "intend," "plan," "target," "objective," "goal" and similar statements or variations of such terms. Such forward-looking statements are based on the Company's current expectations, assumptions, estimates and projections about our Company as of the date originally made and involve certain significant risks and uncertainties including, but not limited to, closing adjustments made during the course of the year, the ability of the company to execute its integration and other plans, the success of the company's marketing plans, uncertainties related to the effect of competitive products and pricing, consumer demand for footwear, unseasonable weather, consumer acceptance of our merchandise mix and retail locations, the availability of products, and the other risks detailed in the Company's Securities and Exchange Commission filings. You are urged to consider all such factors. In light of the uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FOOTSTAR, INC.



Dated:   February 1, 2001          By:      MAUREEN RICHARDS
                                        ----------------------------------------
                                   Name:    Maureen Richards
                                   Title:   Vice President, General Counsel and
                                            Corporate Secretary